Putnam
Equity
Income
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04


[GRAPHIC OMITTED: TELESCOPE]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. In addition, we show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board. Finally, equity fund reports now list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Equity Income Fund delivered solid results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the fiscal year ended November 30, 2004, Putnam Equity Income Fund's class A shares returned 14.93% without sales charges and 8.29% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 1000 Value Index, returned 19.67%.

 * The average return for the fund's Lipper category, Equity Income Funds, was 15.94%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

 * There has been a change to the fund's objective. For information, please see the Of Special Interest section on page 5.

Performance commentary

Your fund produced solid absolute returns during its fiscal year. However, in comparison to its bench mark and its Lipper peer group, the fund's per for m ance lagged, and we attribute this underperformance to a combination of sector allo ca tions and individual stock positions that varied from the benchmark holdings. Several of the stocks in the portfolio failed to live up to what we believe is their full potential during the period. As value investors, we are accustomed to being patient while market forces sort out the factors that may eventually lead to attractive appreciation. We continue to have confidence in the long-term potential of the fund's holdings, despite some disappointments along the way. Of course, we monitor holdings regularly to identify any changes that may darken the stock's future prospects. We are committed
to achieving solid absolute performance and a strong   competitive
standing for the fund.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 6/15/77)          NAV            POP
--------------------------------------------------
1 year                     14.93%          8.29%
--------------------------------------------------
5 years                    31.05          23.53
Annual average              5.56           4.32
--------------------------------------------------
10 years                  215.86         197.64
Annual average             12.19          11.52
--------------------------------------------------
Annual average
(life of fund)             11.00          10.76
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


FUND PROFILE

Putnam Equity Income Fund seeks to invest in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields, and it may be appropriate for investors who seek capital appreciation and current income.


Market overview

When the fund's fiscal year began in December 2003, riskier investments, including smaller-capitalization stocks, were outperforming. The economy was expanding at a rapid pace, and as a result, by early 2004, the market had begun to anticipate a change in the Federal Reserve Board's
(Fed) monetary policy. Prior to the Fed's first increase in short-term interest rates, which occurred on June 30, 2004, investors had begun to rotate assets into sectors with lower interest-rate sensitivity, including consumer staples and health care. In August, September, and November, the Fed called for additional increases in short-term interest rates, despite signs that the economy appeared to be slowing. In an environment of rising short-term interest rates, and with uncertainty over the outcome of the presidential election, equities traded within a narrow range and the market hovered in a benign equilibrium through October, with unimpressive returns. Energy stocks provided the notable exception, as increasing global demand for energy had driven energy prices, and energy stocks, to new highs, which were still in place at the end of the reporting period.

In November, the last month of the fund's fiscal year, the equities market advanced strongly, responding, perhaps, to the decisiveness of the presidential election. Overall, for the fiscal year, small-cap stocks outpaced large caps, and value stocks outperformed growth stocks.


-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  19.67%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.86%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.19%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            11.40%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.47%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.61%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   5.04%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

Throughout the year, the fund was positioned to take advantage of anticipated increases in corporate capital spending and weakening in consumer spending. In terms of market sectors, we emphasized capital goods, energy, and transportation -- all of which had strong returns for the period. However, within the transportation sector, the fund's position in Union Pacific was detrimental. This holding is discussed in some detail on page 5. The fund's weightings in the consumer cyclicals, financial, and technology sectors were heavier than those of the benchmark; consequently, the underperformance of these sectors had a negative effect on relative performance. In addition, the portfolio's exposure to utilities and real estate investment trusts (REITs) was smaller than that of the benchmark index, so the fund did not participate in the strength of these sectors to the same extent as the index did.

During the course of the year, we transitioned the average market capitalization of the portfolio upwards, although at year-end it remained slightly less than that of the benchmark. Our models continued to indicate that large-cap stocks offered the most attractive values; however, mid-cap equities delivered stronger returns over the fund's fiscal year, as they have for the past four years. In accordance with the fund's objective, we continued to emphasize higher-yielding stocks. This produced mixed results, as the market seemed to treat higher-yielding sectors inconsistently. For example, the energy, utilities, and REIT stocks did well, but financial and health-care stocks, which also provide attractive dividends, faltered.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 5/31/04         as of 11/30/04

Banking                     14.5%                 13.0%

Oil and gas                 10.3%                 11.9%

Financial                    7.9%                 10.0%

Insurance                    7.1%                  6.9%

Conglomerates                3.0%                  4.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the holdings that contributed positively to fund returns was Masco, which manufactures cabinetry, plumbing, hardware, paints, and stains for the home improvement market. Home Depot is its largest customer. The company's management is focused on improving return on capital, and dividends have increased in each of the past five years. Recently the company beat earnings estimates, and as the market has begun to notice Masco's success, the stock has performed well. We trimmed our exposure to lock in some profits, but the fund still holds a position and we anticipate further appreciation. Tyco International, a Bermuda-based conglomerate, has completed a successful turnaround. Several years ago, it was very troubled with accounting issues and a scandal at the top level of management. In the interim, new management has streamlined the company, eliminated non-core businesses, enhanced profitability and recently increased Tyco's dividend by 800%. Its strong performance helped the fund, which owns a large position.

The fund did not own shares of drug manufacturer Merck; thus the stock had no bearing on the fund's absolute return. However, the decision not to own Merck contributed to the fund's performance relative to its benchmark, and so may warrant a brief discussion. In our view, Merck faced significant difficulties with patent expirations and management issues and had been underperforming even before the damaging news about its blockbuster arthritis drug, Vioxx, hit the airwaves. The stock price declined dramatically after it appeared that Vioxx use could be linked to serious heart trouble. Effective research also helped us avoid General Motors, Bristol Myers and AOL Time Warner, all of which underperformed significantly.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 11/30/04)

 1 ExxonMobil Corp. (5.1%)
   Oil and gas

 2 Citigroup, Inc.(4.5%)
   Financial

 3 Bank of America Corp. (3.6%)
   Banking

 4 U.S. Bancorp (3.2%)
   Banking

 5 Chevron Group, Inc. (2.7%)
   Oil and gas

 6 Altria Group, Inc. (2.5%)
   Tobacco

 7 Hewlett-Packard Co. (2.5%)
   Computers

 8 JPMorgan Chase & Co. (2.3%)
   Financial

 9 Tyco International, Ltd.
   (Bermuda) (2.2%)
   Conglomerates

10 Wachovia Corp. (2.1%)
   Banking

Footnote reads:
The fund's holdings will change over time.


Fund holdings that underperformed and dampened returns included Hewlett-Packard (HP), a large holding. HP has had some difficulties getting all of its businesses to operate profitably. We expected some hurdles after the merger with Compaq computer, but we have been disappointed with the pace of progress so far. In our view, the stock is very attractively priced, and the potential for long-term gains is compelling, so we continue to maintain a sizeable position. Union Pacific Corp. also failed to meet our expectations during the period. The company had embarked on an aggressive retirement program for its engineers, but miscalculated demand for railroad transport services. When the economic recovery caused a surge in demand, the railroad was understaffed and unable to handle the increased traffic. Profitability suffered, as did the stock price. We believe the problems can be fixed and that the stock can regain its luster, so the fund maintains a position. It is worth noting that in early December, shortly after the fund's fiscal year ended, Union Pacific pre-announced very positive earnings for the fourth calendar quarter of 2004. We were surprised that the market had not anticipated Union Pacific's rebound. Apparently the market had been focused on the company's short-term prospects.

Pharmaceutical stocks, as a group, were weak performers during the period, as the industry struggled with patent expirations, creating new drugs, and navigating the FDA approval process. Fund holding Pfizer may have suffered a further setback as investors, reeling over the Vioxx allegations, worried that Pfizer's Celebrex and Bextra products might also be found to cause heart damage. The position in Pfizer further dampened results.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

At a shareholder meeting on January 10, 2005, shareholders of the fund approved an amendment to the fund's objective. Formerly, the fund primarily sought current income with capital growth as a secondary objective. With the amendment, the fund's new objective is to place equal emphasis on seeking capital growth and current income.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We believe that the economy may continue to decelerate in the coming six months. Factors contributing to a slowdown in economic growth would include short-term interest-rate increases in the U.S. and in China, and sustained, high energy prices. Rising short-term interest rates are likely to have an impact on those businesses and industries that benefit from wider yield spreads, including brokers, regional banks, and mortgage companies. We believe that the rebound we've seen in corporate capital spending may be extenuated by significant pent-up demand following the dearth of capital spending in 2001 and 2002. However, we do not expect to see continued robust spending on the part of individual consumers. Low mortgage rates led to record mortgage refinancing, and assumption of greater debt. The cost of that debt is rising, and we believe consumers may be squeezed. We are not positioning the fund entirely away from consumer cyclical stocks because we believe current stock prices already partly reflect consumers' reduced spending power.

It is our opinion that there are no compelling reasons to rotate assets among sectors at this time. We will continue to look for opportunities among individual holdings as we strive to generate an attractive level of reasonable capital appreciation and equity income.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income teams. Bartlett Geer is the Portfolio Leader and Kevin Cronin and Jeanne Mockard are Portfolio Members of your fund. The
Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Bartlett Geer       2004                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003               *
-------------------------------------------------------------------------------------------------------------
Kevin Cronin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
Jeanne Mockard      2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                                     *
-------------------------------------------------------------------------------------------------------------



Other funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund,* and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston.

Jeanne Mockard is also a Portfolio Leader of The George Putnam Fund of
Boston.

Bartlett Geer, Kevin Cronin, and Jeanne Mockard may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2004.

* Formerly Putnam Intermediate U.S. Government Income Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2004      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2003      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2004                                                    *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2003                                                    *
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2004      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2004      *
--------------------------------------------------------------------------------------------------
President and CEO                   2003      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2004      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2004                                                    *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2004                                         *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2004                                                    *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2003                                                    *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                  2004      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2003                                                    *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2004      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (6/15/77)             (9/13/93)              (2/1/99)             (12/2/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP       NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    14.93%      8.29%     14.07%      9.07%     14.09%     13.09%     14.32%     10.35%     14.65%
---------------------------------------------------------------------------------------------------------------------------
5 years                   31.05      23.53      26.20      24.20      26.24      26.24      27.83      23.35      29.49
Annual average             5.56       4.32       4.76       4.43       4.77       4.77       5.03       4.29       5.30
---------------------------------------------------------------------------------------------------------------------------
10 years                 215.86     197.64     193.15     193.15     193.09     193.09     199.99     189.41     208.24
Annual average            12.19      11.52      11.35      11.35      11.35      11.35      11.61      11.21      11.92
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.00      10.76      10.03      10.03      10.17      10.17      10.31      10.16      10.72
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
--------------------------------------------------------------------------
                                Russell             Lipper Equity
                             1000 Value              Income Funds
                                Index             category average*
--------------------------------------------------------------------------
1 year                          19.67%                  15.94%
--------------------------------------------------------------------------
5 years                         25.70                   21.71
Annual average                   4.68                    3.73
--------------------------------------------------------------------------
10 years                       257.38                  184.31
Annual average                  13.58                   10.88
--------------------------------------------------------------------------
Annual average
(life of fund)                     --+                  12.06
--------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 11/30/04, there were 223, 134, and 61 funds, respectively, in this Lipper category.

 + The inception of the Russell 1000 Value Index was 12/31/78.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/94 to 11/30/04

                  Fund's class A        Russell 1000
Date               shares at POP         Value Index

11/30/94               9,425               10,000
11/30/95              12,549               13,653
11/30/96              15,681               17,245
11/30/97              19,310               22,363
11/30/98              21,804               25,737
11/30/99              22,712               28,431
11/30/00              24,259               29,113
11/30/01              24,428               28,199
11/30/02              22,591               25,490
11/30/03              25,898               29,864
11/30/04             $29,764              $35,738

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $29,315 and $29,309, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $29,999 ($28,941 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $30,824. See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/04
-----------------------------------------------------------------------------------------------------
                           Class A         Class B         Class C         Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)          4               4               4               4               4
-----------------------------------------------------------------------------------------------------
Income                       $0.209          $0.093          $0.093          $0.130          $0.176
-----------------------------------------------------------------------------------------------------
Capital gains                  --              --              --              --              --
-----------------------------------------------------------------------------------------------------
Total                        $0.209          $0.093          $0.093          $0.130          $0.176
-----------------------------------------------------------------------------------------------------
Share value:             NAV        POP        NAV             NAV       NAV        POP        NAV
-----------------------------------------------------------------------------------------------------
11/30/03                $14.84     $15.75    $14.71          $14.76     $14.73     $15.26    $14.81
-----------------------------------------------------------------------------------------------------
11/30/04                 16.83      17.76*    16.68           16.74      16.70      17.31     16.79
-----------------------------------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1  1.26%      1.19%     0.58%           0.57%      0.79%      0.76%     1.05%
-----------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2              1.32       1.25      0.59            0.59       0.83       0.79      1.08
-----------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (6/15/77)             (9/13/93)              (2/1/99)             (12/2/94)       (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                           NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    12.19%      5.73%     11.32%      6.31%     11.34%     10.34%     11.57%      7.65%     11.89%
--------------------------------------------------------------------------------------------------------------------------
5 years                   37.82      29.90      32.81      30.81      32.80      32.80      34.42      29.74      36.16
Annual average             6.63       5.37       5.84       5.52       5.84       5.84       6.09       5.35       6.37
--------------------------------------------------------------------------------------------------------------------------
10 years                 224.30     205.64     200.69     200.69     200.84     200.84     208.23     197.39     216.51
Annual average            12.48      11.82      11.64      11.64      11.64      11.64      11.91      11.51      12.21
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.12      10.88      10.15      10.15      10.28      10.28      10.42      10.28      10.84
--------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
----------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*                $5.50      $9.38      $9.38      $8.09      $6.80
----------------------------------------------------------------------------
Ending value (after
expenses)          $1,077.00  $1,072.40  $1,072.80  $1,074.10  $1,075.30
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
$10,000               [DIV]    $1,000   X  $5.50 (see table above) = $55.00
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
11/30/04
---------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                $5.35      $9.12      $9.12      $7.87      $6.61
---------------------------------------------------------------------------
Ending value (after
expenses)          $1,019.70  $1,015.95  $1,015.95  $1,017.20  $1,018.45
----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+              1.06%      1.81%      1.81%      1.56%      1.31%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                     1.28%      2.03%      2.03%      1.78%      1.53%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Equity Income
Fund                        46%        65%        59%        70%        74%
-----------------------------------------------------------------------------
Lipper Equity Income
Funds category
average                     59%        59%        54%        55%        58%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.89

U.S. stock
fund average           3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund's portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 12, 2005


The fund's portfolio
November 30, 2004


Common stocks (93.4%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------
       314,100 Boeing Co. (The)                                     $16,826,337
       515,900 Lockheed Martin Corp.                                 31,387,356
       439,272 Northrop Grumman Corp.                                24,744,192
                                                                 --------------
                                                                     72,957,885

Automotive (0.9%)
-------------------------------------------------------------------------------
       509,700 Lear Corp. (S)                                        29,562,600

Banking (12.9%)
-------------------------------------------------------------------------------
     2,723,934 Bank of America Corp.                                126,036,426
       805,300 Bank of New York Co., Inc. (The) (S)                  26,502,423
     1,170,500 State Street Corp.                                    52,157,480
     3,697,600 U.S. Bancorp                                         109,559,888
     1,422,407 Wachovia Corp. (S)                                    73,609,562
       944,800 Wells Fargo & Co.                                     58,360,296
                                                                 --------------
                                                                    446,226,075

Beverage (0.7%)
-------------------------------------------------------------------------------
     1,182,400 Coca-Cola Enterprises, Inc.                           24,593,920

Broadcasting (0.4%)
-------------------------------------------------------------------------------
       371,900 Viacom, Inc. Class B                                  12,904,930

Building Materials (1.7%)
-------------------------------------------------------------------------------
     1,647,100 Masco Corp. (S)                                       58,093,217

Cable Television (0.3%)
-------------------------------------------------------------------------------
       207,550 Liberty Media International, Inc.
               Class A (NON)                                          8,937,103

Capital Goods (0.3%)
-------------------------------------------------------------------------------
       166,000 Eaton Corp.                                           11,188,400

Chemicals (1.8%)
-------------------------------------------------------------------------------
        62,500 Avery Dennison Corp. (S)                               3,666,250
       668,100 Dow Chemical Co. (The)                                33,719,007
       226,300 Engelhard Corp. (S)                                    6,764,107
       255,209 PPG Industries, Inc.                                  17,218,951
                                                                 --------------
                                                                     61,368,315

Computers (2.5%)
-------------------------------------------------------------------------------
     4,298,100 Hewlett-Packard Co.                                   85,962,000

Conglomerates (4.6%)
-------------------------------------------------------------------------------
         6,140 Berkshire Hathaway, Inc. Class B
               (NON)                                                 17,069,200
       931,600 General Electric Co.                                  32,941,376
       953,900 Honeywell International, Inc.                         33,701,287
     2,206,400 Tyco International, Ltd. (Bermuda)
               (S)                                                   74,951,408
                                                                 --------------
                                                                    158,663,271

Consumer Finance (1.3%)
-------------------------------------------------------------------------------
       139,500 Capital One Financial Corp. (S)                       10,961,910
       465,500 Countrywide Financial Corp.                           15,459,255
       404,800 MBNA Corp.                                            10,751,488
       585,800 Providian Financial Corp. (NON)                        9,402,090
                                                                 --------------
                                                                     46,574,743

Consumer Goods (0.8%)
-------------------------------------------------------------------------------
       410,600 Colgate-Palmolive Co.                                 18,883,494
       137,700 Energizer Holdings, Inc. (NON) (S)                     6,430,590
        17,200 Kimberly-Clark Corp.                                   1,094,092
                                                                 --------------
                                                                     26,408,176

Consumer Services (1.0%)
-------------------------------------------------------------------------------
     4,679,343 Service Corporation Intl. (NON)                       33,036,162

Electric Utilities (3.8%)
-------------------------------------------------------------------------------
       211,444 Dominion Resources, Inc. (S)                          13,843,239
       208,950 Edison International                                   6,665,505
       338,900 Entergy Corp.                                         21,967,498
       637,100 Exelon Corp.                                          26,573,441
       797,100 PG&E Corp. (NON)                                      26,511,546
        17,000 Pinnacle West Capital Corp.                              751,400
        70,700 PPL Corp.                                              3,672,865
       316,450 Progress Energy, Inc. (S)                             13,895,320
       217,000 Public Service Enterprise Group,
               Inc.                                                   9,545,830
        21,600 SCANA Corp.                                              827,712
       249,100 Wisconsin Energy Corp.                                 8,287,557
                                                                 --------------
                                                                    132,541,913

Electronics (0.9%)
-------------------------------------------------------------------------------
       576,800 Intel Corp.                                           12,891,480
       361,200 Motorola, Inc.                                         6,956,712
       721,000 Vishay Intertechnology, Inc. (NON)                    10,533,810
                                                                 --------------
                                                                     30,382,002

Energy (0.5%)
-------------------------------------------------------------------------------
       384,250 Noble Corp. (Cayman Islands) (NON)                    18,616,913

Financial (9.9%)
-------------------------------------------------------------------------------
     3,494,500 Citigroup, Inc.                                      156,378,875
       530,813 Fannie Mae                                            36,466,853
       913,100 Freddie Mac                                           62,328,206
     2,118,548 JPMorgan Chase & Co.                                  79,763,332
       205,500 PMI Group, Inc. (The) (S)                              8,462,490
                                                                 --------------
                                                                    343,399,756

Food (1.2%)
-------------------------------------------------------------------------------
       447,000 General Mills, Inc.                                   20,334,030
       593,500 H.J. Heinz Co.                                        22,054,460
            11 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                   16,515
                                                                 --------------
                                                                     42,405,005

Forest Products and Packaging (1.2%)
-------------------------------------------------------------------------------
     1,301,100 Smurfit-Stone Container Corp. (NON)
               (S)                                                   23,367,756
       650,300 Sonoco Products Co. (S)                               18,494,532
                                                                 --------------
                                                                     41,862,288

Gaming & Lottery (1.0%)
-------------------------------------------------------------------------------
       539,000 Harrah's Entertainment, Inc. (S)                      33,094,600

Health Care Services (1.1%)
-------------------------------------------------------------------------------
       301,700 CIGNA Corp. (S)                                       21,125,034
       431,700 Medco Health Solutions, Inc. (NON)                    16,283,724
                                                                 --------------
                                                                     37,408,758

Homebuilding (0.4%)
-------------------------------------------------------------------------------
       290,400 Lennar Corp.                                          13,047,672

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------
       536,600 Whirlpool Corp. (S)                                   34,637,530

Insurance (6.2%)
-------------------------------------------------------------------------------
     1,301,900 ACE, Ltd. (Cayman Islands)                            52,622,798
       469,442 American International Group, Inc.                    29,739,151
       418,880 AON Corp. (S)                                          8,846,746
       506,965 Axis Capital Holdings, Ltd.
               (Bermuda) (S)                                         13,211,508
       120,800 Chubb Corp. (The)                                      9,206,168
       179,090 MBIA, Inc. (S)                                        10,738,236
       224,000 MetLife, Inc.                                          8,736,000
       215,160 Montpelier Re Holdings, Ltd.
               (Bermuda)                                              7,945,859
       127,000 Radian Group, Inc. (S)                                 6,508,750
       763,300 St. Paul Travelers Cos., Inc. (The)                   27,845,184
       247,300 Willis Group Holdings, Ltd.
               (Bermuda)                                              9,360,305
       404,848 XL Capital, Ltd. Class A (Cayman
               Islands) (S)                                          30,509,345
                                                                 --------------
                                                                    215,270,050

Investment Banking/Brokerage (2.3%)
-------------------------------------------------------------------------------
       199,100 Lehman Brothers Holdings, Inc.                        16,680,598
       554,000 Merrill Lynch & Co., Inc.                             30,863,340
       645,500 Morgan Stanley                                        32,759,125
                                                                 --------------
                                                                     80,303,063

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------
       899,350 Cendant Corp.                                         20,388,265
       287,200 Hilton Hotels Corp.                                    5,933,552
                                                                 --------------
                                                                     26,321,817

Machinery (--%)
-------------------------------------------------------------------------------
        16,900 Parker-Hannifin Corp.                                  1,264,120

Manufacturing (1.8%)
-------------------------------------------------------------------------------
       371,800 Dover Corp.                                           15,039,310
       644,500 Ingersoll-Rand Co. Class A (Bermuda)                  47,963,690
                                                                 --------------
                                                                     63,003,000

Media (1.6%)
-------------------------------------------------------------------------------
       228,400 Fox Entertainment Group, Inc. Class
               A (NON)                                                6,714,960
     2,596,300 Liberty Media Corp. Class A (NON)                     26,819,779
       851,500 Walt Disney Co. (The)                                 22,888,320
                                                                 --------------
                                                                     56,423,059

Medical Technology (0.1%)
-------------------------------------------------------------------------------
        85,200 Baxter International, Inc.                             2,696,580

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------
        28,900 Sempra Energy                                          1,068,722

Office Equipment & Supplies (0.2%)
-------------------------------------------------------------------------------
       166,400 Pitney Bowes, Inc.                                     7,283,328

Oil & Gas (11.6%)
-------------------------------------------------------------------------------
       220,000 Amerada Hess Corp. (S)                                19,547,000
       578,200 BP PLC ADR (United Kingdom)                           35,472,570
     1,685,300 ChevronTexaco Corp.                                   92,017,380
     3,431,600 ExxonMobil Corp.                                     175,869,500
       533,200 Marathon Oil Corp.                                    21,029,408
       837,400 Unocal Corp.                                          38,553,896
       388,000 Valero Energy Corp. (S)                               18,154,520
                                                                 --------------
                                                                    400,644,274

Pharmaceuticals (2.4%)
-------------------------------------------------------------------------------
     1,122,500 Abbott Laboratories                                   47,100,100
       153,700 Johnson & Johnson                                      9,271,184
       791,700 Pfizer, Inc.                                          21,985,509
       160,500 Wyeth                                                  6,399,135
                                                                 --------------
                                                                     84,755,928

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       688,100 Xerox Corp. (NON) (S)                                 10,541,692

Railroads (2.8%)
-------------------------------------------------------------------------------
       409,500 Canadian National Railway Co.
               (Canada)                                              23,738,715
     1,129,400 Union Pacific Corp.                                   71,649,136
                                                                 --------------
                                                                     95,387,851

Regional Bells (2.3%)
-------------------------------------------------------------------------------
       670,500 BellSouth Corp.                                       17,982,810
       799,700 SBC Communications, Inc.                              20,128,449
       993,600 Verizon Communications, Inc.                          40,966,128
                                                                 --------------
                                                                     79,077,387

Restaurants (0.9%)
-------------------------------------------------------------------------------
     1,066,400 McDonald's Corp.                                      32,781,136

Retail (2.3%)
-------------------------------------------------------------------------------
       193,700 AutoZone, Inc. (NON) (S)                              16,580,720
       551,221 Limited Brands, Inc.                                  13,471,841
     1,470,400 Office Depot, Inc. (NON)                              24,114,560
       583,600 OfficeMax, Inc.                                       17,665,572
     1,815,000 Rite Aid Corp. (NON)                                   6,661,050
                                                                 --------------
                                                                     78,493,743

Software (1.7%)
-------------------------------------------------------------------------------
     1,241,900 Microsoft Corp.                                       33,295,339
     1,516,100 Oracle Corp. (NON)                                    19,193,826
       629,800 Siebel Systems, Inc. (NON)                             6,348,384
                                                                 --------------
                                                                     58,837,549

Textiles (0.1%)
-------------------------------------------------------------------------------
        72,500 Liz Claiborne, Inc.                                    2,977,575

Tobacco (2.5%)
-------------------------------------------------------------------------------
     1,501,500 Altria Group, Inc.                                    86,321,235

Toys (0.6%)
-------------------------------------------------------------------------------
     1,087,700 Mattel, Inc. (S)                                      20,611,915

Waste Management (0.5%)
-------------------------------------------------------------------------------
       532,500 Republic Services, Inc. (S)                           16,768,425
                                                                 --------------
               Total Common stocks
               (cost $2,621,886,315)                             $3,224,705,683

Convertible preferred stocks (3.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       147,900 Amerada Hess Corp. $3.50 cv. pfd.                    $11,647,125
        16,000 Baxter International, Inc. $3.50 cv.
               pfd. (S)                                                 844,000
       172,500 Boise Cascade Corp. $3.75 units cv.
               pfd.                                                   8,366,250
        92,200 Chubb Corp. (The) $1.75 cv. pfd.                       2,719,900
       201,000 Conseco, Inc. $1.38 cum. cv. pfd.                      5,100,375
         1,360 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                    1,329,060
       274,650 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             16,959,637
       100,700 Hartford Financial Services Group,
               Inc. (The) $3.00 cv. pfd.                              6,104,937
         4,320 Hercules Trust II 6.50% units cum.
               cv. pfd.                                               3,758,400
       106,040 Lehman Brothers Holdings, Inc.
               $1.562                                                 2,704,020
       167,300 ONEOK, Inc. $2.125 units cv. pfd.                      5,820,366
        97,800 PMI Group, Inc. (The) $1.469 cv.
               pfd.                                                   2,555,025
        54,200 Schering-Plough Corp. $3.00 cv. pfd.                   2,696,450
        22,700 Sempra Energy $2.125 units cv. pfd.                      700,862
        15,800 State Street Corp. zero % cv. pfd.
               (NON)                                                  3,203,292
       410,470 Xerox Corp. 6.25% cv. pfd.                            56,285,699
                                                                 --------------
               Total Convertible preferred stocks
               (cost $113,250,274)                                 $130,795,398

Convertible bonds and notes (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $450,292 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                   $15,782,735
       740,000 Goodyear Tire & Rubber Co. (The)
               144A cv. bonds 4s, 2034                                  945,350
       590,000 Tyco International Group SA company
               guaranty Ser. A, 2 3/4s,
               2018 (Luxembourg)                                        901,225
     1,110,000 Tyco International Group SA 144A cv.
               company guaranty 2 3/4s,
               2018 (Luxembourg)                                      1,695,525
                                                                 --------------
               Total Convertible bonds and notes
               (cost $15,974,614)                                   $19,324,835

Corporate bonds and notes (-%) (a) (cost $8,927)
Principal amount                                                          Value
-------------------------------------------------------------------------------
        $8,927 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                     $1

Short-term investments (7.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $169,052,300 Short-term investments held as
               collateral for loaned securities with
               yields ranging from 1.94% to 2.21% and
               due dates ranging from December 1, 2004
               to January 7, 2005 (d)                              $168,989,067
    80,830,380 Putnam Prime Money Market Fund (e)                    80,830,380
                                                                 --------------
               Total Short-term investments
               (cost $249,819,447)                                 $249,819,447
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,000,939,577)                             $3,624,645,364
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,453,464,619.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (S) Securities on loan, in part or in entirety, at November 30, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at November 30, 2004.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $164,062,890 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,920,109,197)          $3,543,814,984
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $80,830,380) (Note 5)          80,830,380
-------------------------------------------------------------------------------
Cash                                                                        1
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           9,896,140
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             18,135,388
-------------------------------------------------------------------------------
Receivable for securities sold                                     15,898,755
-------------------------------------------------------------------------------
Total assets                                                    3,668,575,648

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         38,195,043
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 4,141,511
-------------------------------------------------------------------------------
Payable for investor servicing fees (Note 2)                        1,531,562
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                159,615
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            7,827
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,628,034
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                168,989,067
-------------------------------------------------------------------------------
Other accrued expenses                                                458,370
-------------------------------------------------------------------------------
Total liabilities                                                 215,111,029
-------------------------------------------------------------------------------
Net assets                                                     $3,453,464,619

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,837,677,871
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       16,934,975
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (24,854,087)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        623,705,860
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,453,464,619

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,033,668,982 divided by 120,865,492 shares)                         $16.83
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.83)*                $17.76
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($819,239,252 divided by 49,107,379 shares)**                          $16.68
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($80,164,686 divided by 4,789,659 shares)**                            $16.74
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($133,313,252 divided by 7,982,655 shares)                             $16.70
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.70)*                $17.31
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,280,219 divided by 76,258 shares)                    $16.79
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($385,798,228 divided by 22,926,535 shares)              $16.83
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $344,500)                        $80,347,438
-------------------------------------------------------------------------------
Interest (including interest income of $424,087 from
-------------------------------------------------------------------------------
investments in affiliated issuers) (Note 5)                         2,044,122
-------------------------------------------------------------------------------
Securities lending                                                    206,069
-------------------------------------------------------------------------------
Total investment income                                            82,597,629

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Notes 2 and 5)                            16,324,248
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    8,519,700
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               243,818
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             81,878
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       46,840
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,676,768
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               7,634,444
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 743,960
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 996,120
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   4,535
-------------------------------------------------------------------------------
Other                                                               1,229,423
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   131,935
-------------------------------------------------------------------------------
Cost assumed by Manager (Notes 2 and 6)                              (131,935)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (42,842)
-------------------------------------------------------------------------------
Total expenses                                                     40,458,892
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (936,773)
-------------------------------------------------------------------------------
Net expenses                                                       39,522,119
-------------------------------------------------------------------------------
Net investment income                                              43,075,510
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  200,758,001
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                           11,290
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (155,534)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)            24,421
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Notes 1)                 4,598
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (17,996)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, TBA sales
commitments, credit default contracts, interest rate swap
contracts, and futures contracts during the year                  197,853,398
-------------------------------------------------------------------------------
Net gain on investments                                           398,478,178
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $441,553,688
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $43,075,510      $39,468,569
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    200,642,776      (85,154,694)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       197,835,402      438,202,310
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       441,553,688      392,516,185
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (24,572,090)     (24,687,313)
-------------------------------------------------------------------------------
Class B                                           (4,485,079)      (5,145,838)
-------------------------------------------------------------------------------
Class C                                             (436,980)        (451,360)
-------------------------------------------------------------------------------
Class M                                           (1,107,393)      (1,240,998)
-------------------------------------------------------------------------------
Class R                                               (9,144)          (1,424)
-------------------------------------------------------------------------------
Class Y                                           (6,211,848)      (4,068,744)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 723               --
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          25,880,509      458,188,936
-------------------------------------------------------------------------------
Total increase in net assets                     430,612,386      815,109,444

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,022,852,233    2,207,742,789
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $16,934,975 and
$11,646,574, respectively)                    $3,453,464,619   $3,022,852,233
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $14.84          $13.15          $14.62          $14.86          $15.76
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .24 (d)         .23             .23             .23             .26
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.96            1.67           (1.30)           (.13)            .62
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            2.20            1.90           (1.07)            .10             .88
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.21)           (.21)           (.19)           (.25)           (.25)
----------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                       --              --            (.21)           (.09)          (1.53)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.21)           (.21)           (.40)           (.34)          (1.78)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $16.83          $14.84          $13.15          $14.62          $14.86
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          14.93           14.64           (7.52)            .70            6.81
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $2,033,669      $1,757,848      $1,395,261      $1,247,244      $1,074,958
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.07 (d)        1.02            1.00             .97             .96
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        1.51 (d)        1.70            1.65            1.55            1.88
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.07           65.45           59.27 (f)       70.40 (f)       74.41
----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $14.71          $13.05          $14.51          $14.75          $15.64
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .12 (d)         .13             .12             .12             .16
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.94            1.65           (1.29)           (.13)            .62
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            2.06            1.78           (1.17)           (.01)            .78
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.09)           (.12)           (.08)           (.14)           (.14)
----------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                       --              --            (.21)           (.09)          (1.53)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.09)           (.12)           (.29)           (.23)          (1.67)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $16.68          $14.71          $13.05          $14.51          $14.75
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          14.07           13.72           (8.22)           (.06)           6.06
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $819,239        $696,081        $520,369        $535,367        $469,748
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.82 (d)        1.77            1.75            1.72            1.71
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         .76 (d)         .95             .90             .80            1.13
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.07           65.45           59.27 (f)       70.40 (f)       74.41
----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $14.76          $13.10          $14.56          $14.81          $15.71
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .12 (d)         .13             .12             .12             .16
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.95            1.65           (1.28)           (.13)            .62
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            2.07            1.78           (1.16)           (.01)            .78
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.09)           (.12)           (.09)           (.15)           (.15)
----------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                       --              --            (.21)           (.09)          (1.53)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.09)           (.12)           (.30)           (.24)          (1.68)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $16.74          $14.76          $13.10          $14.56          $14.81
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          14.09           13.70           (8.15)           (.06)           6.02
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $80,165         $68,065         $40,600         $31,813         $15,380
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.82 (d)        1.77            1.75            1.72            1.71
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         .76 (d)         .93             .90             .80            1.13
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.07           65.45           59.27 (f)       70.40 (f)       74.41
----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $14.73          $13.06          $14.52          $14.76          $15.66
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .16 (d)         .14             .25             .16             .19
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.94            1.68           (1.38)           (.13)            .62
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            2.10            1.82           (1.13)            .03             .81
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.13)           (.15)           (.12)           (.18)           (.18)
----------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                       --              --            (.21)           (.09)          (1.53)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.13)           (.15)           (.33)           (.27)          (1.71)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $16.70          $14.73          $13.06          $14.52          $14.76
----------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                       14.32           14.05           (7.93)            .20            6.28
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $133,313        $132,718         $99,382         $70,250         $50,033
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.57 (d)        1.52            1.50            1.47            1.46
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        1.01 (d)        1.20            1.16            1.05            1.38
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.07           65.45           59.27 (f)       70.40 (f)       74.41
----------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------
                                                                                              For the
                                                                                              period
                                                                               Year         January 21,
                                                                              ended          2003+ to
Per-share                                                                    Nov. 30          Nov. 30
------------------------------------------------------------------------------------------------------
operating performance                                                          2004            2003
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                          $14.81          $12.90
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income (a)                                                       .20 (d)         .18
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                            1.96            1.89
------------------------------------------------------------------------------------------------------
Total from
investment operations                                                          2.16            2.07
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                                                              (.18)           (.16)
------------------------------------------------------------------------------------------------------
Total distributions                                                            (.18)           (.16)
------------------------------------------------------------------------------------------------------
Redemption fees                                                                  -- (e)          --
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                $16.79          $14.81
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                        14.65           16.16*
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                               $1,280            $487
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                      1.32 (d)        1.09*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                      1.28 (d)        1.24*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                        46.07           65.45
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $14.84          $13.16          $14.62          $14.86          $15.76
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .28 (d)         .26             .19             .27             .29
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.96            1.66           (1.22)           (.13)            .63
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            2.24            1.92           (1.03)            .14             .92
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.25)           (.24)           (.22)           (.29)           (.29)
----------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                       --              --            (.21)           (.09)          (1.53)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.25)           (.24)           (.43)           (.38)          (1.82)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $16.83          $14.84          $13.16          $14.62          $14.86
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          15.22           14.83           (7.22)            .96            7.08
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $385,798        $367,653        $152,130         $97,831         $42,898
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         .82 (d)         .77             .75             .72             .71
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        1.76 (d)        1.90            1.91            1.77            2.13
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.07           65.45           59.27 (f)       70.40 (f)       74.41
----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares.Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2004, the value of securities loaned amounted to $164,062,890. The fund received cash collateral of $168,989,067 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, market discount, and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2004, the fund reclassified $964,575 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $964,575.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $615,502,796
Unrealized depreciation            (34,134,865)
                                  ------------
Net unrealized appreciation        581,367,931
Undistributed ordinary income       16,936,696
Undistributed long term gain        17,483,768
Cost for federal income
tax purposes                    $3,043,277,433

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended November 30, 2004, Putnam Management has assumed $131,935 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended November 30, 2004, the fund paid PFTC $7,554,555 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2004, the fund's expenses were reduced by $936,773 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,684, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $324,741 and $6,707 from the sale of class A and class M shares, respectively, and received $1,210,645 and $13,482 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $7,562 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,470,197,975, and $1,476,327,824, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         34,931,733      $555,723,344
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,455,042        22,841,867
----------------------------------------------------------------
                                    36,386,775       578,565,211

Shares repurchased                 (34,002,932)     (537,635,306)
----------------------------------------------------------------
Net increase                         2,383,843       $40,929,905
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         54,989,723      $731,075,459
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,716,604        22,765,571
----------------------------------------------------------------
                                    56,706,327       753,841,030

Shares repurchased                 (44,304,647)     (609,548,916)
----------------------------------------------------------------
Net increase                        12,401,680      $144,292,114
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,784,362      $216,669,090
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       257,663         4,015,144
----------------------------------------------------------------
                                    14,042,025       220,684,234

Shares repurchased                 (12,247,350)     (192,064,784)
----------------------------------------------------------------
Net increase                         1,794,675       $28,619,450
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         23,532,196      $312,225,089
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       348,729         4,589,054
----------------------------------------------------------------
                                    23,880,925       316,814,143

Shares repurchased                 (16,436,399)     (221,696,424)
----------------------------------------------------------------
Net increase                         7,444,526       $95,117,719
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,377,224       $21,723,313
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        23,360           365,251
----------------------------------------------------------------
                                     1,400,584        22,088,564

Shares repurchased                  (1,222,624)      (19,240,895)
----------------------------------------------------------------
Net increase                           177,960        $2,847,669
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,918,421       $39,194,664
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        28,881           382,818
----------------------------------------------------------------
                                     2,947,302        39,577,482

Shares repurchased                  (1,435,864)      (19,532,962)
----------------------------------------------------------------
Net increase                         1,511,438       $20,044,520
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,440,008       $22,694,763
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        69,934         1,089,426
----------------------------------------------------------------
                                     1,509,942        23,784,189

Shares repurchased                  (2,539,503)      (39,832,194)
----------------------------------------------------------------
Net decrease                        (1,029,561)     $(16,048,005)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,213,571       $42,548,452
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        92,102         1,213,742
----------------------------------------------------------------
                                     3,305,673        43,762,194

Shares repurchased                  (1,902,613)      (25,772,166)
----------------------------------------------------------------
Net increase                         1,403,060       $17,990,028
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             50,559          $801,385
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           508             7,977
----------------------------------------------------------------
                                        51,067           809,362

Shares repurchased                      (7,718)         (124,607)
----------------------------------------------------------------
Net increase                            43,349          $684,755
----------------------------------------------------------------

                                  For the period January 1, 2003
                                    (commencement of operations)
                                            to November 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             32,930          $463,464
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            95             1,343
----------------------------------------------------------------
                                        33,025           464,807

Shares repurchased                        (116)           (1,625)
----------------------------------------------------------------
Net increase                            32,909          $463,182
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,192,816       $98,498,509
----------------------------------------------------------------
Shares issued
in connection with
reinvestment
of distributions                       395,930         6,211,214
----------------------------------------------------------------
                                     6,588,746       104,709,723

Shares repurchased                  (8,438,140)     (135,862,988)
----------------------------------------------------------------
Net decrease                        (1,849,394)     $(31,153,265)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,021,036      $246,730,529
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       302,148         4,068,744
----------------------------------------------------------------
                                    18,323,184       250,799,273

Shares repurchased                  (5,111,476)      (70,517,900)
----------------------------------------------------------------
Net increase                        13,211,708      $180,281,373
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money
Market Fund

Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2004, management fees paid were reduced by $42,842 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $424,087 for the period ended November 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to fully and effectively disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar $1. The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $17,483,768 as long term capital gain, for its taxable year ended November 30, 2004.

For its tax year ended November 30, 2004, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes              Votes
                                        for             withheld
-----------------------------------------------------------------
Jameson A. Baxter                  115,113,543         3,543,815
Charles B. Curtis                  115,106,643         3,550,715
Myra R. Drucker                    115,059,013         3,598,345
Charles E. Haldeman, Jr.           115,097,626         3,559,732
John A. Hill                       115,026,179         3,631,179
Ronald J. Jackson                  115,132,193         3,525,165
Paul L. Joskow                     115,137,853         3,519,505
Elizabeth T. Kennan                115,066,120         3,591,238
John H. Mullin, III                115,070,199         3,587,159
Robert E. Patterson                115,102,975         3,554,383
George Putnam, III                 115,004,963         3,652,395
A.J.C. Smith                       115,005,979         3,651,379
W. Thomas Stephens                 115,105,855         3,551,503
Richard B. Worley                  115,096,833         3,560,525

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was adjourned. *

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was adjourned. *

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                   Votes             Votes
                    for             against        Abstentions
-----------------------------------------------------------------
                81,027,282         6,986,361        30,643,715

A proposal to amend the fund's investment objective was adjourned. *

* Since sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

All tabulations are rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended November 30, 2004. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup, Deutsche Bank, Goldman Sachs, Merrill Lynch, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 44% of the total brokerage commissions paid for the year ended November 30, 2004.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Charles Schwab, Factset, JP Morgan, Lehman Brothers, Morgan Stanley, Sanford Bernstein, Standard & Poor's, and Union Bank of Switzerland.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN020-216564  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Equity Income Fund
Supplement to Annual Report dated 11/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
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Total return for periods ended 11/30/04

                                                                        NAV

1 year                                                                15.22%
5 years                                                               32.71
Annual average                                                         5.82
10 years                                                             220.63
Annual average                                                        12.36
Life of fund (since class A inception, 6/15/77)
Annual average                                                        11.06

Share value:                                                            NAV

11/30/03                                                             $14.84
11/30/04                                                             $16.83

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Distributions:       No.        Income        Capital gains        Total
                      4         $0.249             --             $0.249

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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (10/1/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see page 13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04

                                                 Class Y
Expenses paid per $1,000*                        $4.21
Ending value (after expenses)                    $1,078.40

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04

                                                 Class Y
Expenses paid per $1,000*                        $4.09
Ending value (after expenses)                    $1,020.95

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EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                           0.81%
Average annualized expense ratio for Lipper peer group++        1.03%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

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Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
November 30, 2004   $34,680*    $--             $2,750    $523
November 30, 2003   $26,450     $--             $2,450    $--

*Includes fees of $ 4,130 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2004 and November 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $3,273 and $ 2,450, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
November 30, 2004   $--             $--   $--         $--
November 30, 2003   $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
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        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
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        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005